SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                February 22, 1999


                     Structured Asset Securities Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                   333-68513              74-2440850
-----------------------------      ------------         -------------------
State or Other Jurisdiction        (Commission          (I.R.S. Employer
     Of Incorporation)             File Number)         Identification No.)



    200 Vesey Street
    New York, New York                                        10285
-------------------------------                             ----------
(Address of Principal Executive                             (Zip Code)
            Offices)


       Registrant's telephone number, including area code: (212) 526-5594

                                    No Change
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.1

     Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of First Nationwide Trust 1999-1 Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-1, Class 1-A, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-A6, Class 2-A7, Class 2-A8, Class AX, Class AP, Class 1-B1, Class 2-B1, Class 1-B2, Class 2-B2, Class 1-B3, Class 2-B3 and Class R Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated February 18, 1999 (the "Group 2 Prospectus Supplement"), a Prospectus Supplement, dated February 22, 1999 (the "Group 1 Prospectus Supplement") and a Prospectus, dated January 15, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The
Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-68513) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

--------
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.



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         Item 7. Financial  Statements;  Pro Forma  Financial  Information and
Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

                           99.1             Computational Materials. (P)





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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STRUCTURED ASSET SECURITIES CORPORATION



                                     By: /s/ Joseph J. Kelly
                                         -----------------------------------
                                         Name:  Joseph J. Kelly
                                         Title: Vice President



Dated:  February 22, 1999


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                                 EXHIBIT INDEX



Exhibit No.           Description                                 Page No.


99.1                  Computational Materials                        P

                    Exhibit 99.1 Computational Materials (P)

                     [To be filed on Form SE pursuant to a
                         continuing hardship exemption]